UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 18, 2003

                                  -----------------


                             Network Appliance, Inc.
             (Exact name of Registrant as specified in its charter)

             Delaware                    0-27130                77-0307520
 (State or other jurisdiction of       (Commission           (I.R.S. Employer
  incorporation or organization)      File Number)       Identification Number)

                               495 East Java Drive
                               Sunnyvale, CA 94089
               (Address of principal executive offices) (Zip Code)

                                 (408) 822-6000
              (Registrant's telephone number, including area code)

-------------------------------------------------------------------------------

Item 12.

     The information is furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216 (March 27,
2003).

     On November 18, 2003, Network Appliance, Inc. issued a press release announcing its earnings for the second quarter fiscal year 2004. The press release, attached hereto as Exhibit 99.1, is being furnished on this Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


November 18, 2003                        By:   /s/    Steven Gomo
                                               ----------------------------
                                                     Steven J. Gomo
                                                Chief Financial Officer

--------------------------------------------------------------------------------
                                Index to Exhibits

Exhibit   Description
-------   -----------

  99.1    Press release of Network Appliance, Inc. issued on November 18, 2003.